UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 5, 2007

Spark Networks plc

(Exact Name of Registrant as Specified in Its Charter)

England and Wales

(State or Other Jurisdiction of Incorporation)

000-51195	98-0200628
(Commission File Number)	(IRS Employer Identification No.)

8383 Wilshire Boulevard, Suite 800, Beverly Hills, California	90211
(Address of Principal Executive Offices)	(Zip Code)

(323) 836-3000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(e): Extension of Options Exercise Period in Connection with Resignation of CEO

On March 5, 2007, the Compensation Committee of the Board of Directors of Spark Networks plc (the “Company”) extended the exercise period of the 468,750 options held by Mr. Siminoff, previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 26, 2007. Mr. Siminoff’s options were previously scheduled to expire on August 20, 2007, the date which is six months from the termination of Mr. Siminoff’s employment with the Company, but are now exercisable until February 20, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK NETWORKS PLC

Date: March 6, 2007
	By:	/s/ Mark G. Thompson
	Name:	Mark G. Thompson
	Title:	Chief Financial Officer